THE COMMERCE FUNDS

The Short Term Government Fund

Supplement dated May 18, 2026 to the Prospectus and Statement of Additional Information

(“SAI”), each dated March 1, 2026

This supplement provides new information beyond that contained in the Prospectus and Statement of Additional Information. It should be retained and read in conjunction with the Prospectus and Statement of Additional Information.

At its May 14, 2026 meeting, the Board of Trustees of The Commerce Funds approved a plan to liquidate and terminate The Short Term Government Fund (the “Fund”), upon the recommendation of Commerce Investment Advisors, Inc. (“Commerce”), the Fund’s investment adviser. The date of liquidation of the Fund is anticipated to be on or about August 31, 2026, (the “Liquidation Date”). In connection with the pending liquidation, the Fund will discontinue accepting orders for the purchase of Fund shares or exchanges into the Fund from other Commerce Funds after the close of business on June 30, 2026. Purchases through automatic investments, such as 401(k) plans, and dividend reinvestment programs will be allowed to continue through August 24, 2026.

The Fund pursues its investment objective of seeking current income with preservation of principal by investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes, bonds and inflation-protected obligations) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies). In connection with the liquidation, the Fund will depart from its stated investment objective, and may begin to do so immediately, as it begins to convert portfolio securities to cash or cash equivalents in preparation for the final distribution(s) to shareholders.

Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another Commerce Fund in accordance with the terms of the Fund’s prospectus. You may also redeem your shares of the Fund at any time prior to the Liquidation Date. The Fund will distribute cash pro rata to all remaining shareholders who have not previously exchanged or redeemed all of their shares on or about the Liquidation Date. Once distribution is complete, the Fund will terminate.

The exchange, redemption or liquidation of your Fund shares will be a taxable event, on which you will realize a taxable gain (or loss), to the extent that your tax basis in the shares is lower (or higher) than the price at which your shares are exchanged, redeemed or liquidated. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) or 403(b) account, distribution to the account of the liquidation proceeds will not be subject to current income taxation. You should consult your tax adviser about the Fund’s liquidation and its tax consequences to you, if any. You should also consult your tax adviser before initiating any exchange or redemption of Fund shares.

For more information, please contact 1-800-995-6365 8 a.m. to 5 p.m. Central time, Monday through Friday.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE